                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): September 4, 1997

                             A. H. BELO CORPORATION

             (Exact name of registrant as specified in its charter)





             DELAWARE                    1-8598                74-0135890

   (State or other jurisdiction       (Commission           (I.R.S. Employer
        of incorporation)             File Number)       Identification Number)


                                 P.O. BOX 655237
                            DALLAS, TEXAS 75265-5237
                    (Address of principal executive offices)


                                 (214) 977-6606
                          (Registrant's Telephone No.)

Item 2.  Acquisition or Disposition of Assets

         On October 15, 1997, A. H. Belo Corporation ("Belo") completed the sale of its interest in Television Food Network, G.P. ("TVFN") to the E.W. Scripps Company ("Scripps"). As previously reported on the Company's Current Report on Form 8-K dated September 4, 1997 (which is being amended by this Amendment No.
1), on that date Belo entered into an agreement to purchase KENS-TV (CBS) and KENS-AM in San Antonio, Texas from Scripps in exchange for Belo's interest in the TVFN and Cable Program Management Co. ("CPMCO"), the managing general partner of TVFN, and $75 million in cash. In conjunction with the transfer of its interest in TVFN and CPMCO, on October 15, 1997, Belo began operating KENS-TV and KENS-AM under a local marketing agreement with Scripps pending FCC approval of the KENS transfer. Belo funded $37,500,000 of the cash payment in the transaction through its revolving credit facility. The remaining $37,500,000 will be funded when the FCC licenses and other assets of the stations are transferred to Belo. This transfer is pending the receipt of FCC approval and the satisfaction of all other conditions contained in the Exchange Agreement (the "Exchange Agreement"), which has been previously filed as Exhibit 2.1 hereto, as amended by that First Amendment, which is attached hereto as Exhibit
2.2. A copy of the Company's press release dated October 15, 1997 announcing the completion of the sale of Belo's interest in the TVFN and CPMCO to Scripps is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the transaction contained in the press release is qualified in its entirety by reference to the Exchange Agreement, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Business to be Acquired.

                  None

         b.       Pro Forma Financial Information.

                             A. H. Belo Corporation
              Unaudited Pro Forma Combined Condensed Balance Sheet
                             As of June 30, 1997
                                 (in thousands)

                                          -----------------------------------------   ----------------------------
                                                             Historical
                                          -----------------------------------------
                                                             Less:          Add:        Pro Forma
                                             Belo             TVFN          KENS       Adjustments      Combined
                                          -----------    -----------    -----------   ------------     -----------
Assets
     Cash and cash equivalents            $    30,076    $    (9,362)   $       615    $      --       $    21,329

     Accounts receivable, net of allowance
          for doubtful accounts               207,275         (3,679)         5,542           --           209,138
     Other current assets                      47,387         (9,649)         1,678           --            39,416
     Property, plant and equipment, net       573,658         (4,034)         7,612           --           577,236
     Intangible assets, net                 2,389,937        (98,697)          --         227,750(a)     2,518,990
     Other assets, net                        170,166        (15,236)         1,882           --           156,812
                                          -----------    -----------    -----------   -----------      -----------
                                          $ 3,418,499    $  (140,657)   $    17,329   $   227,750      $ 3,522,921
                                          ===========    ===========    ===========   ===========      ===========

Liabilities and Shareholders' Equity
     Total current liabilities            $   143,579    $    (4,551)   $     2,702    $    9,500(b)   $   151,230
     Long-term debt                         1,510,685           --             --          75,000(c)     1,585,685
     Other liabilities                        481,574        (11,106)         2,877        30,000(d)       503,345
     Shareholders' equity                   1,282,661       (125,000)        11,750       113,250        1,282,661
                                          -----------    -----------    -----------    ----------     ------------
                                          $ 3,418,499    $  (140,657)   $    17,329    $  227,750     $  3,522,921
                                          ===========    ===========    ==========     ============   ============



See Notes to Pro Forma Combined Condensed Financial Statements

                             A. H. Belo Corporation
          Unaudited Pro Forma Combined Condensed Statement of Earnings
                         Six Months Ended June 30, 1997
                                 (in thousands)


                                      -------------   ---------------------- ------------------------
                                                           Historical
                                         Previously   ----------------------
                                          Reported      Less:        Add:      Pro Forma
                                          Belo (a)      TVFN         KENS     Adjustments   Combined
                                         ---------    ---------   ---------    ---------    ---------
Net Operating Revenues
     Broadcasting                        $ 272,617    $    --      $  13,260   $    --      $ 285,877
     Newspaper Publishing                  328,127         --           --          --        328,127
     Other                                  15,840       (9,480)        --          --          6,360
                                         ---------    ---------   ---------    ---------    ---------
          Total Net Operating Revenues     616,584       (9,480)      13,260        --        620,364

Operating Cost and Expenses                434,807      (18,527)       7,144        --        423,424
Depreciation                                40,792         (753)         499        --         40,538
Amortization                                33,793       (1,234)        --         2,847(b)    35,406
                                         ---------    ---------   ---------    ---------    ---------
Earnings (Loss) From Operations            107,192       11,034        5,617      (2,847)     120,996

Interest Expense                           (45,075)          46         --        (2,288)(c)  (47,317)
Other, Net                                  15,095         (771)        --        (1,273)(d)   13,051
                                         ---------    ---------   ---------    ---------    ---------
Earnings (Loss) Before Income Taxes         77,212       10,309        5,617      (6,408)      86,730
Income Taxes                                37,772        3,993        2,219      (2,588)(e)   41,396
                                         ---------    ---------   ---------    ---------    ---------
Net Earnings (Loss)                      $  39,440    $   6,316    $   3,398   $  (3,820)   $  45,334
                                         =========    =========    =========   =========    =========
Net Earnings Per Share                   $    0.63                                          $    0.73
                                         =========                                          =========
Weighted Average Shares Outstanding         62,468                                             62,468
                                         =========                                          =========


See Notes to Pro Form Combined Condensed Financial Statements.

                             A. H. Belo Corporation
          Unaudited Pro Forma Combined Condensed Statement of Earnings
                         Six Months Ended June 30, 1996
                                 (in thousands)

                                         ---------    ---------------------    ----------------------
                                                            Historical
                                          Previously  ---------------------
                                           Reported     Less:      Add:       Pro Forma
                                           Belo (a)     TVFN       KENS       Adjustments    Combined
                                         ---------    ---------   ---------    ---------    ---------
Net Operating Revenues
     Broadcasting                        $ 259,159    $    --     $  12,501    $    --       $ 271,660
     Newspaper Publishing                  300,990         --           --          --         300,990
     Other                                  10,711       (6,334)        --          --           4,377
                                         ---------    ---------    ---------   ---------     ---------
          Total Net Operating Revenues     570,860       (6,334)      12,501        --         577,027

Operating Cost and Expenses                450,707      (14,541)       7,038        --         443,204
Depreciation                                37,792         (711)         519        --          37,600
Amortization                                33,980       (1,234)        --         2,847 (b)    35,593
                                         ---------    ---------    ---------   ---------     ---------
Earnings (Loss) From Operations             48,381       10,152        4,944      (2,847)       60,630
Interest Expense                           (41,711)        --           --        (2,175)(c)   (43,886)
Other, Net                                  14,408          (80)        --        (3,306)(d)    11,022
                                         ---------    ---------    ---------   ---------     ---------
Earnings (Loss) Before Income Taxes         21,078       10,072        4,944      (8,328)       27,766
Income Taxes                                14,633        3,889        1,953      (3,306)(e)    17,169
                                         ---------    ---------    ---------   ---------     ---------
Net Earnings (Loss)                      $   6,445    $   6,183    $   2,991   $  (5,022)    $  10,597
                                         =========    =========    =========   =========     =========
Net Earnings Per Share                   $    0.10                                           $    0.16
                                         =========                                           =========
Weighted Average Shares Outstanding         66,148                                              66,148
                                         =========                                           =========


See Notes to Pro Forma Combined Condensed Financial Statements

                             A. H. BELO CORPORATION
                      NOTES TO PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS
                                   (unaudited)



NOTE 1:  GENERAL

On October 15, 1997, A. H. Belo Corporation (the "Company" or "Belo") purchased certain assets of KENS-TV (CBS) ("KENS") in San Antonio, Texas from The E. W. Scripps Company ("Scripps") in exchange for Belo's interest in the Television Food Network ("TVFN") and $37.5 million in cash. Belo will purchase the remaining assets of KENS, including its FCC licenses, upon FCC approval, at which time a final payment of $37.5 million will be made. The transaction was financed with funds from the Company's existing revolving credit facility.

The pro forma combined condensed statements of earnings include the previously reported Unaudited Pro Forma Combined Condensed Statements of Earnings as presented in Exhibit 99 to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 1997, which have been adjusted to reflect Belo's acquisition of The Providence Journal Company for the entire period. These pro forma combined condensed statements of earnings have then been adjusted for the subsequent disposition of TVFN and acquisition of KENS and assume final completion of the transaction, including the transfer of FCC licenses and payment of the full $75 million. The accompanying pro forma combined condensed balance sheet assumes the transaction was completed on June 30, 1997. The accompanying pro forma combined condensed statements of earnings assume the transaction was completed at the beginning of the periods indicated.

These pro forma financial statements are not necessarily indicative of the financial position that would have actually been obtained had the transaction occurred on June 30, 1997 or the results of operations that would have actually been obtained had the transaction occurred on January 1, 1996 or 1997. These pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company included in the annual report for the year ended December 31, 1996 filed on Form 10-K, the consolidated financial statements of The Providence Journal Company for the year ended December 31,1996 filed on current report Form 8-K and the quarterly report for the six-month period ended June 30, 1997 filed on Form 10-Q.

NOTE 2:  PRO FORMA COMBINED CONDENSED BALANCE SHEET

(a) Amount represents adjustments to reflect the preliminary purchase price allocation to KENS net assets acquired, including an adjustment related to the tax consequences of the transaction and excluding consideration of working capital adjustments, as summarized below:

         Value of TVFN                                          $125,000
         Additional cash consideration                            75,000
         Estimated transaction costs and other adjustments         9,500
                                                                --------
              Total purchase price                               209,500
              Less net assets acquired                           (11,750)
                                                                --------
                  KENS intangibles                               197,750
                      Plus tax adjustment                         30,000
                                                                --------
                      Incremental intangibles                   $227,750
                                                                ========


(b) To accrue certain transaction costs and estimated purchase price adjustments related to the acquisition of KENS.

(c) To record additional revolving debt issued to fund the cash portion of the KENS purchase price.

(d) To record taxes associated with the transaction.

NOTE 3: PRO FORMA COMBINED STATEMENTS OF EARNINGS FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND 1996

(a) "Previously Reported Belo" is comprised of Belo historical information for the six-month period ended June 30, 1997 and 1996 as adjusted for certain pro forma financial results related to the February 28, 1997 acquisition of The Providence Journal Company. These pro forma results are included as
     Exhibit 99 of the Company's quarterly report on Form 10-Q for the six-month period ended June 30, 1997.

(b) To record amortization expense on $227,750 of KENS intangibles over a period of 40 years.

(c) To adjust interest expense on $75 million paid to Scripps using the Company's weighted average revolving debt rates of 6.1% and 5.8% for the six-month periods ended June 30, 1997 and 1996, respectively.

(d) To reverse TVFN pre-tax minority interest included in the consolidated results.

(e) To adjust income taxes for the effect of the pro forma adjustments described in (b), (c) and (d) above.

     c.   Exhibits.

    *2.1 Exchange Agreement, dated as of September 4, 1997 by and among Belo Holdings, Inc., Colony Cable Networks, Inc., PJ Programming, Inc., BHI Sub, Inc. and The E.W. Scripps Company.

     2.2 Form of First Amendment to Exchange Agreement, dated as of October 15, 1997, by and among Belo Holdings, Inc., Colony Cable Networks, Inc., PJ Programming, Inc., BHI Sub, Inc. and The E.W. Scripps Company.

    *99.1 Press Release, dated September 4, 1997.

     99.2 Press Release, dated October 15, 1997.


----------------

*Filed previously with the Current Report on Form 8-K of Belo dated September 4,
 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           A. H. BELO CORPORATION


Dated:  October 30, 1997                   By:  /s/ Michael D. Perry
                                              --------------------------------
                                           Michael D. Perry
                                           Senior Corporate Vice President and
                                           Chief Financial Officer

                                 EXHIBIT LIST


Exhibit No.            Description
-----------            -----------
    *2.1      Exchange Agreement, dated as of September 4, 1997 by and among
              Belo Holdings, Inc., Colony Cable Networks, Inc., PJ Programming,
              Inc., BHI Sub, Inc. and The E.W. Scripps Company.

     2.2      First Amendment to Exchange Agreement, dated as of October 15,
              1997, by and among Belo Holdings, Inc., Colony Cable Networks,
              Inc., PJ Programming, Inc., BHI Sub, Inc. and The E.W. Scripps
              Company.

    *99.1     Press Release, dated September 4, 1997.

     99.2     Press Release, dated October 15, 1997.



----------------

*Filed previously with the Current Report on Form 8-K of Belo dated September 4,
 1997.